Cash and cash equivalents (Tables)	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents
Schedule of Cash and cash equivalents

	At December 31,
	2022	2021
Cash to be deposited	568	356
Cash at banks	255,743	336,546
Time deposits	12,474	9,250
Other cash equivalents (1)	116,480	29,631
	385,265	375,783

(1) As of December 31, 2022, mainly includes bank deposit certificates with immediate liquidity for approximately USD 64.6 million (USD 10.5 million as of December 31, 2021).